Exhibit 10.5

INVESTIGATOR-SPONSORED MASTER CLINICAL TRIAL AGREEMENT

THIS INVESTIGATOR-SPONSORED TRIAL AGREEMENT (together with Appendix A, the “Agreement”) is made as of the date last signed below (the “Effective Date”) by and among Y-mAbs Therapeutics, Inc, a corporation with offices at 750 Third Avenue, 9th floor, New York, NY 10017 (“Company”), on the one hand; and MEMORIAL SLOAN KETTERING CANCER CENTER, a New York not-for-profit corporation with principal offices at 1275 York Avenue, New York, New York 10065, on behalf of Memorial Hospital for Cancer and Allied Diseases, its Regional Network sites, MSK Alliance Clinical Trial Sites, and its Cancer Health Equity Research Program Sites (“MSK”), and on behalf of itself and its employee specified in the applicable Study Addendum (“Investigator-Sponsor”), on the other hand. The parties agree that INVESTIGATOR-SPONSOR is not a party to this Agreement.

1.                                      Background.

1.1                               The Studies. Investigator-Sponsor, who is employed by MSK, has been and wishes to continue to conduct at MSK, a clinical study which will be set forth in a separate clincial study addendum which shall be signed by the parties hereto, acknowledged by the Investigator-Sponsor, and shall contain terms in a form set forth in the template contained in Appendix A (“Study Addendum”). Each Study Addendum shall specify the study product to be supplied by Company for each Study (the “Study Drug Products”) under the protocol specified in the Study Addendum, and amended from time to time (such clinical studies are hereinafter referred to as the “Studies” and each protocol is hereinafter a “Protocol”). Company is willing to supply the Study-support funding specified in Section 3 and further described in each Study Addendum (the “Funding”), and MSK, through the Investigator-Sponsor, agrees to conduct the Study under the terms and conditions set forth in this Agreement and each Study Addendum.

1.2                               Network Sites. Subject to prior written approval by the Company, MSK may seek to conduct any Study hereunder at local care providers with which MSK has formed a partnership (“MSK Alliance Clinical Trial Sites”), local hospitals which are members of MSK’s Cancer Health Equity Research Program (“Cancer Health Equity Research Program Sites”), and/or its regional care network locations (“Regional Network Sites”).

2.                                      Compliance with Protocol/Law. MSK and Investigator-Sponsor will conduct the Study in accordance with (a) the Protocol; (b) this Agreement and its applicable Study Addendum; (c) all applicable provisions of any and all federal, state and local laws, rules, regulations, orders and guidances relevant to the conduct of the Study including, (i) the United States Federal Food, Drug, and Cosmetic Act, as amended, and the applicable regulations promulgated under it from time to time, the Public Health Service Act, the Anti-Kickback Statute set forth at 42 U.S.C. §1320a-7b(b), United States Code of Federal Regulations and comparable state laws and regulations; (ii) the United States Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and comparable state laws and regulations to the extent applicable; and (iii) publications of the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use as adopted by the United States Food and Drug Administration (“FDA”), including current Good Clinical Practice guidelines. Investigator-Sponsor is and will continue to be the regulatory sponsor of the Study and represents that all responsibilities of a regulatory sponsor (including postings on clinicaltrials.gov) have been and will continue to be fulfilled. MSK has filed and will maintain an Investigational New Drug Application (“IND”) related to the Study Drug Products, to the extent applicable, authorizing the

Study with the FDA. MSK has obtained and will maintain all other required authorizations for, and reviews of, the Study including approval of the IRB (as defined in Section 5 below) and proper oversight by all other applicable entities (e.g., ethics committees). The parties agree that Company shall have the right during the term of the applicable Study Addendum to become the holder of the investigational new drug application (“IND”) held by MSK for a Study Drug Product under such Study Addendum. The foregoing shall not apply to the extent Company breaches any license agreement in place between Company and MSK. In the event such breach takes place during or after the transfer of an IND from MSK to Company, Company agrees that it will engage in good faith discussions with MSK to determine the final disposition of the applicable IND, which disposition may include reverting the IND holder status back to MSK.

3.                                      Company Support.

3.1.                            Funding. Company has agreed to provide the Funding to MSK for the Study as set forth in Appendix A. MSK agree that the amounts payable or otherwise provided by Company under this Agreement represent amounts actually and reasonably required to enable the work to be performed by MSK and Investigator-Sponsor in connection with the Study and have not been determined in a manner that takes into account the volume or value of any referrals or business. MSK or its authorized designee will maintain complete and accurate records of the use and disposition of the Funding.

3.2.                            Amendment Requirement. Company will not be obligated to provide any quantity of Funding other than the total budget per Study specified in Appendix A unless additional Funding is included in a written amendment to this Agreement signed by MSK and Company.

3.3.                            Declaration of Company Support. Subject to Section 11 (Confidentiality), MSK agrees to accurately describe Company’s support for the Study in accordance with any law, regulation and institutional or publication policies applicable to the activities authorized by this Agreement. MSK and Investigator-Sponsor agree that: (a) all claims that either MSK or Investigator-Sponsor (in their sole responsibility) submit for reimbursement to any federal healthcare program or third party payor for any procedure that involves the Funding and Investigator-Sponsor will accurately reflect the provision of such Funding by or on behalf of Company; and (b) MSK and Investigator-Sponsor will not seek reimbursement from any federal healthcare program or third party payor for any amounts paid under this Agreement; and (c) MSK and Investigator-Sponsor will seek to maximize reimbursements from any source, including but not limited to, federal healthcare program, before seeking reimbursement from the Company.

4.                                      Reports. Audits and Study Data.

4.1.                            Reports and Audits. MSK and Investigator-Sponsor will maintain complete and up-to-date medical and other records relating to the Study and will keep Company informed of the Study’s results and status through written reports, as reasonably requested by Company. MSK will provide a final Study report within [****] after completion or early termination of the Study. MSK and Investigator-Sponsor will also submit Study data using the Electronic Data Capture system provided by the Company. MSK and Investigator-Sponsor shall comply with Company’s instructions for data entry into the system, which includes that investigational staff using the system understands that their electronic signatures are the legally binding equivalent of handwritten signatures, and they attest to the accuracy and completeness of the data entered. MSK and Investigator-

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sponsor agrees to implement and use any electronic system that Company may specify for use in the reporting and monitoring of the Study and Study findings. At mutually agreeable times during normal business hours, MSK will give Company and its authorized designees access to all records and documentation (however stored) relating to the Study including any Network Sites as identified under 1.3. Such access shall be subject to applicable law, regulation, MSKCC written policy as provided to Company, and terms expressed in a Study Subject informed consent and/or privacy forms. If a regulatory agency wishes to audit MSK or Investigator-Sponsor in connection with the Study or Study Drug Product, MSK agrees, to the extent feasible and not legally prohibited to, and after advice of counsel, (a) promptly notify Company of such audit, including reviewing documentation to be provided to the regulatory agency; and (b) cooperate with the regulatory agency as required by law, comply with the legitimate requirements of the audit, and make appropriate personnel available to explain and discuss records and documentation related to the Study and Study Drug Product. MSK shall retain Study records and documents for the period required by law (“Retention Period”), and agree not to destroy the Study records and documents during such Retention Period without first giving Company written notice and the opportunity to store them at Company’s expense.

4.2.                            Communications with Regulatory Agencies. MSK will, to the extent permitted by law and MSK policy, and after review by MSK’s legal counsel (a) notify Company of any communications from or to any regulatory authority having an impact on the Study; (b) include Company in any discussions or meetings with the FDA regarding the Study; (c) supply Company with a copy of any correspondence from the FDA regarding the Study, including any IND, approval letter, and any other IND-related correspondence; and (d) allow Company a reasonable opportunity to comment on any correspondence being sent to the FDA by MSK or Investigator-Sponsor regarding the Study, including any submitted IND and IND annual reports.

4.3.                            Access to Study Data. MSK and Investigator-Sponsor will ensure that Company is named in the Informed Consent Form(s) (as defined in Section 5 below) and in the HIPAA authorization form(s) or analogous documents if signed separately from the Informed Consent Form (“HIPAA Authorization(s)”) (each, a “Consent Document”), as parties to whom Study subjects’ protected health information (as that term is defined in HIPAA) (“PHI”) may be disclosed in connection with the Study, and that such Consent Document(s) will permit Company and its authorized designees access to Study subjects’ PHI as may be necessary to audit the Study and to use the Study data and Biological Samples (defined in Section 5 below) for the purposes of performing the applicable Study. The Company will not a) use PHI except for purposes of the Study and as authorized by Study subjects; b) disclose Subject identifying information or PHI to any third party unless required to do so by law, regulation, government order, or pursuant to a written request by a Study subject; or c) maintain or dispose of PHI in an unsecure manner. The Company will immediately notify MSK after discovery or suspicion by Company that any Study subject PHI is improperly used, copied, stolen or removed by anyone or that any suspected or confirmed security incident has occurred involving a breach of security, intrusion or unauthorized use of Study subject PHI.

5.                                      Biological Samples. “Biological Samples” means blood, fluid and/or tissue samples collected from Study subjects pursuant to the Protocol, and tangible materials directly or indirectly derived from such samples. MSK shall own all Biological Samples and may retain and use for any lawful purpose, to the extent consistent with the applicable Study subject informed consent form.

6.                                      Institutional Review Board, Informed Consent Form, and Review and Approvals. MSK certifies that the requisite institutional review board (“IRB”) approvals for initiation and performance of the Study at MSK have been (and will continue to be) obtained and maintained. Upon Company’s request, MSK will provide copies of all such approvals to Company, including all previously approved informed consent forms. MSK will further supply Company with a copy of the informed consent form that is to be signed (or re-signed, as the case may be) by all subjects enrolled in the Study (together with any amendments thereto, the “Informed Consent Form”) for Company’s review and approval prior to submission to the IRB. If a HIPAA Authorization form that is separate from the Informed Consent Form will be used for the Study, then MSK will also supply Company with a copy of such HIPAA Authorization form for Company’s review and approval prior to submission to the IRB. The parties acknowledge that final approval of the Informed Consent Form and any HIPAA Authorization form is the responsibility of the IRB. Each party will cooperate in the amendment of the applicable consent documents as may be necessary from time to time to comply with HIPAA to the extent HIPAA applies to such party, and to ensure that the Data and Biological Samples may be disclosed to and used by Company and its designees for the purposes contemplated by this Agreement, including for research and product development purposes related to the applicable Protocol.

7.                                      Protocol Changes. MSK and / or Investigator-Sponsor will not make any changes to the Protocol without first informing Company of any such change and obtaining the written approval of the appropriate regulatory entity, IRB and of Company, unless such changes are required for the health and safety of Study subjects, in which case such Protocol change shall not be considered a breach of this Agreement by MSK nor a cause for termination by Company. If these changes affect the cost of conducting the Study, MSK will submit to Company a written estimate of such changes for prior written approval. MSK will provide Company with a copy of all Protocols approved by the IRB, including Protocol(s) approved prior to the Effective Date of this Agreement and any later versions, which will be revised in accordance with this Section 6.

8.                                      Qualified Personnel. MSK will ensure that all personnel, including personnel at Network Sites as defined in 1.3, conducting the Study (a) are qualified to conduct the Study; (b) are subject to confidentiality obligations substantially similar to those contained in this Agreement; (c) have signed agreements that give ownership to MSK of any rights they might have in the results of their work; and (d) will do so under the direction of the Investigator-Sponsor at MSK, with the prior approval and ongoing review of all appropriate and necessary review authorities. MSK will notify Company immediately of any proposed change in Investigator-Sponsor.

9.                                      No Conflicts or Debarment. MSK will ensure that MSK, the Investigator-Sponsor, and other Study personnel, to the best of MSK’s knowledge: (a) are under no contractual obligation that would knowingly breach this Agreement; (b) do not have any undisclosed financial or other interest in Company or the outcome of the Study that would knowingly interfere with their independent judgment; (c) have not been, and are not under consideration to be (i) debarred from providing services pursuant to Section 306 of the United States Federal Food, Drug and Cosmetic Act 21 U.S.C. §335a; (ii) excluded, debarred or suspended from, or otherwise ineligible to participate in any federal or state health care programs or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. §1320a-7b(f)); (iii) disqualified by any government or regulatory agencies from performing specific services, and are not subject to a pending disqualification proceeding; or (iv) convicted of a criminal offense related to the provision of health care items or services. During each Study, to the extent permitted by law, MSK will notify Company immediately if MSK, the Investigator-Sponsor, and any other Study personnel are subject to the foregoing.

10.                               Adverse Event Reporting. MSK will report all Adverse Events (as defined in the Protocol) to the applicable regulatory authorities and the appropriate IRB as required by the Protocol and applicable law and/or regulation within the requisite applicable timeframes. MSK will conduct follow-up activities with respect to Adverse Events as required by the Protocol and applicable law and/or regulation. MSK will report Serious Adverse Events (as such term is defined in the Protocol) requiring expedited reporting to applicable regulatory authorities and concurrently provide a copy of such report to Company if permitted by law.

11.                               Confidentiality and Publication.

11.1                        Definition. For purposes of this Agreement, Company confidential information means (a) any and all scientific, technical, business, regulatory, or financial information in whatever form (written, oral, electronic or visual) that is delivered or otherwise disclosed to MSK or Investigator-Sponsor, by or on behalf of Company or its affiliates, under this Agreement or an applicable Study Addendum, including the financial terms of this Agreement which is marked as confidential or proprietary or which a reasonable person would consider to be the confidential or proprietary information of Company (“Company Confidential Information”); and (b) the Protocol, the Investigators’ Drug Brochure, all approvals and correspondence with or from an IRB or other entities with oversight responsibilities for the Study, including ethics committees or data safety monitoring committees, all Study correspondence, all Study Drug Product accountability forms, and all CRFs (collectively, the “Study Documentation”), all Study data, and all information disclosed by MSK to Company under this Agreement or an applicable Study Addendum which is marked as confidential or proprietary or which a reasonable person would consider to be the confidential or proprietary information of MSK (collectively, “MSK Confidential Information”). Collectively, Company Confidential Information and MSK Confidential Information are hereinafter referred to as “Confidential Information.” Each disclosing party will, to the extent practical, use reasonable efforts to label or identify as confidential its Confidential Information disclosed to the other party hereunder.

11.2                        Nondisclosure of Confidential Information. Each party agrees the other party’s Confidential Information shall:

(a)  be used only in connection with the legitimate purposes of this Agreement, including the exercise by MSK of its rights under this Agreement, and the use of Study data by MSK in connection with Study Subject care;

(b)  be disclosed only to those who have a need to know it in connection with this Agreement;

(c)  be safeguarded with the same care normally afforded confidential information in the possession, custody or control of the receiving party, but no less than reasonable; and

(d)  not be disclosed, divulged or otherwise communicated except with the express written consent of the disclosing party, or as otherwise expressly permitted in this Agreement, including the publication of Study data pursuant to Section 11.4.

The confidentiality obligations under this Agreement and each Study Addendum will apply for a period of five (5) years from the effective date of each applicable Study Addendum.

11.3                        Exceptions. The obligations of non-disclosure under this Agreement and each Study Addendum will not apply when, after and to the extent the Confidential Information disclosed:

a)                                     can be demonstrated to have been in the public domain prior to the date of the disclosure; or

b)                                     enters the public domain through no fault of receiving party; or

c)                                      was already known to receiving party at the time of disclosure as evidenced by written records in the possession of receiving party prior to such time; or

d)                                     is subsequently received by receiving party from a third party without breaching any confidential obligation between the third party and Company; or

e)                                      was independently developed, as established by tangible evidence, by the receiving party without reference to information or material provided by disclosing party; or

f)                                       is published by MSK in accordance with the terms herein.

Notwithstanding the foregoing, either party may disclose particular Confidential Information to the extent such information is required to be disclosed in order to comply with court orders, statutes or regulations, provided that prior to any such disclosure, to the extent reasonably practicable, receiving party shall promptly notify the other party and shall afford such party the opportunity to challenge or otherwise lawfully seek limits upon such disclosure of its Confidential Information, and that receiving party only discloses such Confidential Information as is legally required to be disclosed, taking into account any protective or other order limiting or quashing the disclosure obligation.

11.4                        Publication. MSK and/or Investigator-Sponsor shall exercise reasonable efforts to publish the results of the Study in a timely manner provided such publication is consistent with the terms set forth in this Agreement. Any publication or presentation permitted under this Section 11.4 must (i) be made in a recognized medical or scientific journal or at a recognized scientific conference; (ii) make use of all Study data and not subsets of Study data; and (iii) be made in accordance with the provisions of subsections (1) and (2) below.

(1)                                 Review Period. A copy of any proposed publication or disclosure of the results of the Study will be given to Company for review at least [****] prior to the date of submission for publication (including abstracts) or of public disclosure (the “Review Period”). If during the Review Period Company requests that MSK remove any Confidential Information other than Study data from a proposed publication or disclosure, MSK will do so, to the extent such removal does not cause the publication to be innacruate, incomplete, or misleading. MSK agrees to reasonably discuss with

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Company any of Company’s suggestions with respect to the presentation of Study data, and the timing of the proposed publication or disclosure.

(2)                                 Patent Filings. If during the Review Period Company notifies MSK that Company desires patent application(s) to be filed on any Licensed Tangible Materials and/or Licensed Know-How disclosed or contained in the proposed publication or disclosure, then MSK will defer publication or other disclosure for a period, not to exceed an additional [****] , sufficient to permit Company or its designee to file or have filed any desired patent application(s).

(3)                                 If the Company is publicly listed all Publications will be subject to existing regulations and laws by the exchange on which the Company is listed.

11.5                        Study Subject Information. All medical records of Study Subjects (or other Study Subject information) not transcribed into the eCRFs are confidential information of MSK. There shall be no time limit on the Company’s obligation to maintain the confidentiality of Study Subject identifiable health information, including information whose identifiers may be ascertained by the exercise of reasonable effort through investigation. Subject identifiable health information shall be protected in compliance with all applicable regulations, rules and statutes.

12.                               Intellectual Property

12.1                        Study Data. All information resulting from the Study conducted under this Agreement, including all data (including Subject-level data), results, and conclusions based on such data and/or results (hereinafter “Study Data”) shall be owned exclusively by MSK.

12.2                        Inventions. “Invention” means any invention or discovery that is within the scope of the Study and is first conceived and reduced to practice during the performance of the Study funded under this Agreement that is or may be patentable or otherwise protectable under Title 35 of the United States Code. Ownership of an Invention shall track inventorship, inventorship of Inventions shall be determined according to United States patent law. Company owns the entire right, title and interest in and to all Inventions developed by Company personnel (“Company Invention”). An Invention that is jointly developed by MSK and Company personnel will be jointly owned (“Joint Invention”). MSK owns the entire right, title, and interest in and to all Inventions developed by MSK personnel (“MSK Invention”).

12.3                        Disclosure of Inventions. Under MSK policy, inventions and discoveries which result from research or other activities carried out at MSK or with the substantial aid of its facilities or funds administered by it, are disclosed to MSK and are the property of MSK. If MSK Invention or Joint Invention, is disclosed to MSK and MSK believes that it may be amenable to patenting and/or licensing, the MSK Office of Technology Development, in accordance with MSK policies and practices, will promptly notify Company, thereby creating a “Disclosure”. Company shall hold the Disclosure on a confidential basis and shall not disclose the information to any third party, or use the information, without the prior written consent of MSK. Company shall disclose to MSK any Joint Inventions.

12.4                        License to MSK Inventions. MSK hereby grants to Company a non-exclusive, non-transferable, worldwide, royalty-free license, without right to sublicense, to use MSK Inventions for Company’s internal, non-commercial research purposes.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.5                        Pre-existing Property. Nothing contained in this Agreement shall affect, either directly or by implication, estoppel, or otherwise, the pre-existing rights of either party in intellectual property developed prior to the Effective Date of this Agreement, or intellectual property developed outside of this Agreement. All such intellectual property shall remain the property of its owner and the option granted to Company in this Agreement shall not apply to such intellectual property.

13.                               Option.

13.1                        Invention Option. MSK grants Company the first option to negotiate an exclusive or a non-exclusive commercial license to MSK’s rights in MSK Inventions and the first option to negotiate an exclusive license to MSK’s rights in Joint Inventions. Nothing contained in this Agreement shall affect, either directly or by implication, estoppel, or otherwise, the pre-existing rights of MSK in intellectual property developed prior to the Effective Date of this Agreement, or intellectual property developed outside of this Agreement. All such intellectual property shall remain the property of its owner and the option granted to Company in this Agreement shall not apply to such intellectual property.

13.2                        Option Period. The options granted in Section 13.1 (Invention Option) begin on the date the Company receives the relevant Disclosure and ends [****] from that date (the “Option Period”).

13.3                        Negotiation Period. If Company elects to exercise any option hereunder, Company will provide MSK written notice of said election (the “Notice”). Upon receipt of the Notice by MSK, the Parties will endeavor to negotiate in good faith, an acceptable license agreement within [****] (the “Negotiation Period”). Licenses elected and negotiated by Company are effective as of the date the Parties sign a separate license agreement, which will contain indemnity, insurance, and no-warranty provisions, in addition to other customary terms and conditions that are based on standards current in the industry, and the license will be subject to certain rights reserved by MSK. If the Negotiation Period expires and a license agreement has not been negotiated, all rights to the MSK Invention will remain with MSK.

14.                               Patent Prosecution.

14.1                        MSK shall control the preparation, filing, and prosecution of all patent applications and the maintenance of all patents related to MSK Inventions and Joint Inventions. MSK shall have the exclusive right but not the obligation to prepare, file, prosecute and maintain any such patent applications and patents. If Company elects to exercise any of its options in Section 13.1, it may, within the Option Period, request MSK to file and prosecute any patent application, U.S. or foreign, on the MSK Inventions or Joint Inventions described in the Disclosure related to the exercised option.

14.2                        If Company elects to exercise any of its options in Section 13.1, Company shall bear all costs incurred in connection with the preparation, filing, prosecution and maintenance of U.S. and foreign applications directed to said MSK Invention or Joint Invention and the cost of any activities investigating patentability, whether or not the applications have been requested by Company or initated by MSK. MSK shall keep Company advised as to all developments with regard to said application(s) and shall promptly provide to Company copies of all documents received and/or filed in connection with the filing, prosecution or maintenance thereof in reasonable time, subject to statutory deadlines.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.3                        Company may elect to discontinue its financial support of such prosecution and/or maintenance, provided Company notifies MSK in writing of such decision to discontinue reasonably in advance of MSK’s need to respond to any statutory deadlines. MSK may, at its discretion, proceed with such prosecution and/or maintenance at its own cost and expense.

14.4                        If Company elects to discontinue the financial support of such prosecution and/or maintenance, Company thereby waives and gives up any right it may have in the related MSK Inventions and Joint Inventions it licensed through the exercise of its options in Section 13.1. With regard to a Joint Invention, should the Company subsequently use, license or sublicense any Joint Invention for economic gain, shall reimburse all fees and expenses incurred by MSK in connection with the patent or other intellectual property protection which applies to such use, license or sublicense..

15.                               Term and Termination; Completion.

15.1                        Term. This Agreement is effective as of the Effective Date and will continue in effect through completion of the Study, unless earlier terminated pursuant to this Section 15. Any Study Addendum will become effective as of the date of last signature (“Addendum Effective Date”), and will terminate on the earlier of (i) five (5) years after the Addendum Effective Date, (ii) completion of the applicable Study in accordance with the Protocol, or (iii) earlier termination in accordance with the terms herein.

15.2                        Termination. Any applicable Study Addendum may be terminated by any party (a) immediately upon written notice to the other parties if necessary to protect the safety, health or welfare of subjects enrolled in the Study; or (b) for a breach of a material provision hereof by a party, which breach is not cured within [****] following receipt of written notice thereof. This Agreement and/or any Study Addendum hereunder may be terminated by either party upon [****] prior written notice to the non-terminating party.

15.3                        Effect of Termination of Study. Upon termination of any Study Addendum, (a) Investigator-Sponsor will immediately stop enrolling subjects into the Study and determine the appropriate manner to cease conducting Study procedures and administration of the Study Drug Product to subjects already entered into the Study; and (b) each party will return Confidential Information of the other party.

15.4                        Survival. No termination of this Agreement will release the parties from their rights and obligations accrued prior to the effective date of termination. The rights and duties under Sections 2, 3, 4, 5, 8, 11 (however, the obligations of confidentiality shall only survive for the time period set forth in Section 11.2), 12, 13, 14, 16, and 17 will survive the termination of this Agreement.

16.                               Indemnification; Study-Related Injury.

16.1                        Indemnification by Company. Company shall indemnify, defend and hold harmless MSK, Investigator, IRB and their respective trustees, directors, officers, employees and agents (collectively, the “MSK Indemnitees”) from and against any and all claims, liabilities, damages, costs and expenses arising out of (a) Company’s negligence, gross negligence or willful misconduct; (b) Company’s use of Study Data or Inventions; (c) Company’s failure to adhere to the terms of this Agreement; or (d) the Study Drug provided

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by or on behalf of Company; however, such indemnification obligations will not apply to the extent a claim results from (i) MSK’s negligence, gross negligence or willful misconduct in the performance of its obligations under this Agreement, or (ii) MSK’s failure to adhere to the terms of this Agreement.

16.2                        Indemnification by MSK. MSK agrees to indemnify, defend and hold harmless Company and its affiliates and its and their respective directors, officers, employees and agents (collectively, the “Company Indemnitees”) against all Costs resulting directly from a Claim to the extent such Claim arises out of (a) an Institution Indemnitee’s (i) negligence, gross negligence or willful misconduct or (ii) negligent failure to adhere to the material terms of the Protocol; or (b) MSK’s or Investigator-Sponsor’s material of this Agreement.

16.3                        Indemnification Procedure. MSK Indemnities and Company Indemnitees are herrerinafter referred to collectively as “Indemniees” and each an “Indemnitee.” The Indemnitee will promptly give notice to the indemnifying party of any claims for which it seeks indemnification hereunder, and indemnifying party will have the right to defend the same, including selection of counsel reasonably acceptable to Indemnitee, and to control of all the proceedings; provided that indemnifying party will not, without the written consent of the Indemnitee, settle such claim or consent to the entry of any judgment to the extent that such settlement or judgment: (a) does not release the Indemnitee from all liability with respect to such claim, or (b) likely will materially adversely affect the Indemnitee or impose a material obligation or liability on Indemnitee. Indemnitee agree to cooperate and provide all reasonable assistance to the defense of any such claim, at indemnifying party’s expense. Indemnitee at all times reserves the right to select and retain counsel of its own at its own expense to defend Indemnitee’s interests, provided that Indemnitee shall be responsible for any costs incurred or resulting from any actions of such counsel that are contrary to indemnifying party’s control or conduct of the defense.

16.4                        Study-Related Injury. Without limiting the parties’ respective rights under this Section 16.3, if a Study subject is injured or becomes ill as a result of participating in the Study, MSK and Investigator-Sponsor will be solely responsible for providing, at their expense, the medical treatment necessary to diagnose and treat such injury or illness. Company will pay for any such injuries that are a result of the use of the Study Drug Product.

17.                               Miscellaneous.

17.1                        Independent Contractor. The relationship between the parties under this Agreement is that of independent contractors. Nothing contained in this Agreement shall be construed to create a partnership, joint venture or agency relationship between any of the parties. No party is a legal representative of any other party, and no party can assume or create any obligation, liability, representation, warranty or guarantee, express or implied, on behalf of another party for any purpose whatsoever.

17.2                        Use of Names; Publicity. Except to the extent required by applicable law or regulation or the rules of any stock exchange or listing agency, no party will use the name of another party in any form of advertising, promotion or publicity or in any press release, without the prior written consent of that other party. MSK and Investigator-Sponsor agree not to answer inquiries regarding the Study or the Study Drug Product from financial analysts.

17.3                        Certain Disclosures and Transparency. MSK acknowledges that Company and its affiliates are required to abide by federal and state disclosure laws and certain transparency policies governing their activities including providing reports to the government and to the public concerning financial or other relationships with healthcare providers. MSK agrees that Company and its affiliates may, in their sole discretion, disclose information about the Agreement and about the Study, including relating to any transfers of value pursuant to this Agreement. MSK agrees to supply information reasonably requested by Company for disclosure purposes. To the extent that MSK is independently obligated to disclose specific information concerning the Study, including relating to transfers of value from Company or its affiliates pursuant to this Agreement, MSK will make timely and accurate required disclosures.

17.4                        Notice. Except for payments, each notice or other communication pursuant to this Agreement shall be sufficiently made or given when delivered by courier or other means providing proof of delivery to such party at its address below or as it shall designate by written notice given to the other parties:

In the case of MSK:

Memorial Sloan Kettering Cancer Center
1275 York Avenue, Box 524
New York, New York 10065
Attention:	Gregory Raskin, MD
Vice President
Technology Development

With a Copy to:

Memorial Sloan Kettering Cancer Center
Office of Technology Development
Attention:	Shilpi Banerjee, Esq., Ph.D.
Chief Intellectual Property Counsel
If by mail:	1275 York Avenue, Box 524
New York, N.Y. 10065
If by courier:	600 Third Avenue, 16th Fl.
New York, NY 10016

In the case of Company:
Y-mAbs Therapeutics, Inc
750 Third Avenue, 9th floor
New York
NY 10017
Att.: President

17.5                        Subcontracting. Upon prior written notification to Company, MSK shall be permitted to subcontract or assign a portion of its obligations under this Agreement or any Study Addedum. MSK shall be responsible for negotiating and executing an agreement (“Subcontract”) with the appropriate subcontractor. The terms and conditions of the Subcontract shall be similar to those contained herein. MSK collaborates with a network of affiliated alliance sites, regional network sites, underserved minority populations and community health clinics (collectively, “Network Sites”). For avoidance of doubt, Network Sites include Regional Network Sites, MSK Alliance Clinical Trial Sites, and Cancer Health Equity Research Program Sites. Company shall supply to Network Sites (or procure the supply) at no cost, quantities of Study Drug required for conducting the Study in accordance with the Protocol and applicable laws.

17.6                        Entire Agreement; No Modification. This Agreement, including its attachments and exhibits (which attachments and exhibits are incorporated herein by reference), constitute the entire understanding among and between the parties with respect to the specific subject matter hereof, and supersede all prior agreements and communications, whether written, oral or otherwise. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

17.7                        Force Majeure. A party shall not lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of a delay or failure of performance by such party to the extent such the delay or failure is occasioned or caused by war, strike, fire, Act of God, tornado, hurricane, earthquake, fire, flood, lockout, embargo, governmental acts or orders or restrictions (except if imposed due to or resulting from the party’s violation of law or regulations), failure of suppliers, or any other circumstance or reason where the delay or failure to perform is beyond the reasonable control of such party (a “Force Majeure”), and provided that such failure is not caused by the gross negligence or intentional misconduct of the party and the party has exerted reasonable efforts to avoid or remedy the effects of such Force Majeure; However, if a Force Majeure event causes a material failure of performance by a party for a period of more than six months, then the other party may terminate this Agreement on written notice. For clarity, a failure to obtain funding shall not constitute a force majeure event.

17.8                        Severability; Reformation. Except to the extent a provision is stated to be essential, or otherwise to the contrary, or such provision is material and essential to the main purpose and intent of the Agreement, the provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof, provided that the parties will endeavor in good faith to agree on a replacement, valid provision, to add to this Agreement in the stead of such invalid provision, that comes closest to achieving the intent of the parties in such provision.

17.9                        Governing Law. This Agreement and all Study Addenda shall be construed, governed, interpreted and applied in accordance with the laws of the State of New York, without giving effect to any choice/conflict of law principles that would require the application of the law of another jurisdiction. The state and federal courts located in New York County, New York, shall have exclusive jurisdiction of any claims or actions between or among the parties arising out of or relating to this Agreement or any aspect of the parties’ relationship, and each party consents to venue and personal jurisdiction of those courts for the purpose of resolving any such disputes.

17.10                 Waivers. The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

17.11                 Construction and Interpretation. Words (including defined terms) denoting the singular shall include the plural and vice versa. The words “hereof”, “herein”, “hereunder” and words of the like import when used in this Agreement shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. The headings in this Agreement shall not affect its interpretation. Except as expressly provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise. Each of the parties has had an opportunity to consult with counsel of its choice. Each provision of this Agreement shall be construed without regard to the principle of contra proferentem.

17.12                 Counterparts. This Agreement may be executed with electronic signature and in any number of counterparts and each of such counterparts shall for all purposes be an original and all such counterparts shall together constitute but one and the same agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date by Investigator-Sponsor and by a duly authorized representative of each of Company and MSK.

Company		Memorial Sloan Kettering Cancer Center

By:	/s/ Thomas Gad	By:	/s/ Lawrence Lupkin

Print Name:	Thomas Gad	Print Name:	Lawrence Lupkin

Title:	President	Title:	Senior Manager, Operations and Finance

Date:	06/21/2017	Date:	6/21/17

AMENDMENT ONE TO THE INVESTIGATOR-SPONSORED MASTER CLINICAL TRIAL AGREEMENT

THIS AMENDMENT ONE TO THE INVESTIGATOR-SPONSORED CLINICAL TRIAL AGREEMENT (“Amendment”) is made as of the June 21, 2017, by and among Y-mAbs Therapeutics. Inc, a corporation with offices at 750 Third Avenue, 9th floor, New York, NY 10017 (“Company”), on the one hand; and MEMORIAL SLOAN KETTERING CANCER CENTER, a New York not-for-profit corporation with principal offices at 1275 York Avenue, New York, New York 10065, on behalf of Memorial Hospital for Cancer and Allied Diseases, its Regional Network sites, MSK Alliance Clinical Trial Sites, and its Cancer Health Equity Research Program Sites (“MSK”), and on behalf of itself and its employee specified in the applicable Study Addendum (“Investigator-Sponsor”), on the other hand. The parties agree that INVESTIGATOR-SPONSOR is not a party to this Amendment

WHEREAS, the Parties have entered into an Investigator-Sponsored Master Clinical Trial Agreement as of June 21, 2017 (the “Master Agreement”);

WHEREAS, the Parties wish to amend certain terms and conditions in the Master Agreement;

THEREFORE, the Parties agree as set forth below.

1.             Additional Terms

A.            Section 11.1 of the Master Agreement, Confidentiality and Publication, Definition, shall be deleted in its entirety and replaced as follows:

“11.1      Definition. For purposes of this Agreement, confidential information includes (a) any and all scientific, technical, business, regulatory, or financial information in whatever form (written, oral, electronic or visual) that is delivered or otherwise disclosed to MSK or Investigator-Sponsor, by or on behalf of Company or its affiliates, under this Agreement or an applicable Study Addendum, including the financial terms of this Agreement which is marked as confidential or proprietary or which a reasonable person would consider to be the confidential or proprietary information of Company (“Company Confidential Information”); and (b) all Study data, and all information disclosed by MSK to Company under this Agreement or an applicable Study Addendum which is marked as confidential or proprietary or which a reasonable person would consider to be the confidential or proprietary information of MSK (collectively, “MSK Confidential Information”). Collectively, Company Confidential Information and MSK Confidential Information are hereinafter referred to as “Confidential Information,” Each disclosing party will, to the extent practical, use reasonable efforts to label or Identify as confidential its Confidential Information disclosed to the other party hereunder.”

B.            Section 12.4 of the Master Agreement, Intellectual Property, License to MSK Inventions, shall be deleted in its entirety and replaced as follows:

“12.4      License to MSK Inventions. MSK hereby grants to Company a non-exclusive, non-transferable, worldwide, royalty-free license, without right to sublicense, to use MSK Inventions for Company’s internal, non-commercial research purposes until such MSK Invention is commercially available. Company hereby grants to MSK a non-exclusive, non-

1

transferable, worldwide, royalty-free license, without right to sublicense, to use Company Inventions for MSK’s internal, non-commercial research purposes until such Company Invention is commercially available. Each Party respectively grants to the other a non-exclusive, non-transferable, worldwide, royalty-free license, without right to sublicense, to use its respective rights in any Joint Inventions for the other Party’s internal, non-commercial research purposes.”

2.              Any capitalized terms set forth herein but not defined shall have the meaning as set forth in the Master Agreement.

3.              Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms, and in the event of any inconsistency between the Agreement and this Amendment, the terms and conditions of this Amendment shall prevail.

4.              This Amendment will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any conflict of law principles.

5.              This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes.

[SIGNATURES ON FOLLOWING PAGE — REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

2

PROJECT DESCRIPTION AGREED TO AND ACCEPED BY:

MEMORIAL SLOAN KETTERING
CANCER CENTER

By:	/s/ Eric Cottington, PhD

Print Name:	Eric Cottington, PhD

Title:	Senior Vice President, Research and Technology Management

Date:	10-11-17

Y-MABS THERAPEUTICS, INC.

By:	/s/ Thomas Gad

Print Name:	Thomas Gad

Title:	President

Date:	10/10/17

3

Appendix A— Study Addendum

FUNDING

Investigator: [****]

Protocol Title: A Phase II Study of Humanized Monoclonal Antibody 3F8 (Hu3F8) with Granulocyte-Macrophage Colony Stimulating Factor (GM-CSF) in the Treatment of Recurrent Osteosarcoma (attached hereto as Attachment 1)

This Appendix A — Study Addendum (“Study Addendum”) is effective as of the date of the last party to sign (“Addendum Effective Date”), by and between Y-mAbs Therapeutics, Inc. a corporation with offices at 750 Third Avenue, 9th floor, New York, NY 10017 (“Company”), on the one hand; and MEMORIAL SLOAN KETTERING CANCER CENTER, a New York not-for-profit corporation with principal offices at 1275 York Avenue, New York, New York 10065, on behalf of Memorial Hospital for Cancer and Allied Diseases, its Regional Network sites, MSK Alliance Clinical Trial Sites, and its Cancer Health Equity Research Program Sites (“MSK”), and on behalf of itself and the Investigator referenced herein on the other hand.

A.                                    Funding.

1.              For each Study subject properly enrolled into the Study by Institution and Investigator after the Effective Date, Company will pay to Institution each completed visit as per payment schedule:

Time Point	Frequency	Total Cost
Cycle 1	1	[****]
Cycle 2	1	[****]
Cycle 3	1	[****]
Cycle 4	1	[****]
Cycle 5	1	[****]
Work Up Pre-Cycle 3 and post Cycle 5	2	[****]
EOT	1	[****]
Disease Progression FU	8	[****]
Survival FU	15	[****]
Total Per Patient		[****]

2.              An initial payment of [****] (upfront payment of [****] subjects enrolled prior to Effective Date) will be made upon Company’s receipt of a reasonable detailed invoice following execution of the Agreement.

3.              Subsequent payments to Institition shall be made on a quarterly basis. For subject related payments in accordance with section 1, such payments will be based on an invoice received from Institution that lists by patient identification number of each Subject treated during the previous quarter.

4.              For other Study-related patient care costs, payments will be made based on reasonably detailed approved invoices submitted by Institution on a quarterly basis:

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Per Patient Care Costs	Unit
(RNBs):	Cost
Venipunctures	$	[****]
HAHA	$	[****]
PKs	$	[****]

5.              Company will also reimburse the following actual itemized administrative fees:

Description	Fees

Safety Management and Oversight fee (annual)	[****]
Amendment fee (IRB) (per amendment)	[****]
Annual Review fee (IRB) (per year)	[****]
Amendment fee (IND Office) (per amendment)	[****]
Annual Report (IND office) (per year)	[****]
Annual Pharmacy fee	[****]
Pharmacy Close Out	[****]
Record Retention fee	[****]
Close Out fee	[****]
Radiology Research Read (RECIST, PERCIST, Cheson, Etc) (per read)	[****]
Radiology de-identification fee (per scan)	[****]
Translations Fee (average)

6.              The Company’s payment shall not exceed the total amount of [****] for this study and none of the line item amounts defined below shall be exceeded. All charges shall be based on expenses incurred during the quarter:

Description	Total Cost
Prior 10 pts enrolled, as per 2.	[****]
Treatment of 30 pts, as per 1.	[****]
Patient Care and Administrative fees, and per 4 and 5.	[****]
Total	[****]

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.                                    Agreement

1.                                      The parties are party to an investigator-initiated master clinical trial agreement (“Master Agreement”), and this Study Addendum is incorporated by reference into such Master Agreement, which shall fully govern the performance of this Study Addendum and the Protocol as set forth herein.

2.                                      Any capitalized terms set forth herein but not defined shall have the meaning as set forth in the Master Agreement.

3.                                      This Study Addendum shall effective on the Addendum Effective Date, and shall terminate and expire solely in accordance with the terms of the Master Agreeement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date by Investigator-Sponsor and by a duly authorized representative of each of Company and MSK.

Company		Memorial Sloan Kettering Cancer Center

By:	/s/ Thomas Gad	By:	/s/ Lawrence Lupkin

Print Name:	Thomas Gad	Print Name:	Lawrence Lupkin, MPA

Title:	President	Title:	Senior Manager, Operations and Finance

Date:	08/07/2017	Date:	8/11/17

READ and ACKNOWLEDGED

Read and Acknowledged

INVESTIGATOR-SPONSOR
[****]

Print Name:	[****]

Date:	8/9/2017

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A

STUDY DRUG PRODUCT SUPPLY AND FUNDING

MSK/ [****]

Protocol Title: Phase I Study of Intrathecal Radio Immunotherapy Using 131I-burtomab for Central Nervous System/Leptomeningeal Neoplasms (MSKCC IRB# 03-133)

This Appendix A — Study Addendum (“Study Addendum”) is effective as of the date of the last party to sign (“Addendum Effective Date”), by and between Y-mAbs Therapeutics, Inc, a corporation with offices at 750 Third Avenue, 9th floor, New York, NY 10017 (“Company”), on the one hand; and MEMORIAL SLOAN KETTERING CANCER CENTER, a New York not-for-profit corporation with principal offices at 1275 York Avenue, New York, New York 10065, on behalf of Memorial Hospital for Cancer and Allied Diseases, its Regional Network sites, MSK Alliance Clinical Trial Sites, and its Cancer Health Equity Research Program Sites (“MSK”), and on behalf of itself and the Investigator referenced herein on the other hand.

A.                                    Study Drug Product Supply

MSK will be the primary supplier and manufacturer of the Study Drug Product for this Study. Company will provide Investigator-Sponsor with instructions for how to request and obtain the Study Drug Product if and when MSK will no longer act as the supplier/manufacturer of the Study Drug Product.

B.                                    Funding

1.              For each Study subject properly enrolled into the Study by Institution and Investigator after the Effective Date, Company will pay to Institution each completed visit as per payment schedule:

Time Point	Unit Cost	Frequency	Total Cost
Screening	[****]	1	[****]
Cycle 1 Wk 1	[****]	1	[****]
Cycle 1 Wk 2	[****]	1	[****]
Cycle 1 Wk 3	[****]	1	[****]
Cycle 1 Wk 4	[****]	1	[****]
Cycle 1 Wk 5	[****]	1	[****]
Cycle 2 Wk 1	[****]	1	[****]
Cycle 2 Wk 2	[****]	1	[****]
Cycle 2 Wk 3	[****]	1	[****]
Cycle 2 Wk 4	[****]	1	[****]
Cycle 2 Wk 5	[****]	1	[****]
3 mo Followup	[****]	1	[****]
Annual Followup	[****]	6	[****]
Total Per Patient			[****]

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.              An initial payment of [****] (upfront payment of [****] subjects completing milestones as of 8/15/17) will be made upon Company’s receipt of a reasonable detailed invoice following execution of the Agreement.

3.              Subsequent payments to SKI/Memorial shall be made quarterly basis. For subject related payments in accordance with section 1, such payments will be based on an invoice received from SKI/Memorial that lists by patient identification number of each Subject treated during the previous quarter.

4.              For other Study-related patient care costs, payments will be made based on reasonably detailed approved invoices submitted by SKI/Memorial on a quarterly basis:

Per Patient Care Costs (RNBs):	Unit Cost
8H9 Imaging scan (per infusion)	$	[****]
Isotope/Radiolabeling per infusion	$	[****]
Anesthesia (per infusion)	$	[****]

5.              Y-mAbs Therapeutics, Inc. will also reimburse the following expenses:

Description	Fees
Investigational Product Core Facility	$	[****]
Auditing Service per hour	$	[****]
Safety Management and Oversight fee (annual)	$	[****]
Amendment fee (IRB) (per amendment)	$	[****]
Annual Review fee (IRB) (per year)	$	[****]
Record Retention fee	$	[****]
Close Out fee	$	[****]
Radiology Research Read (RECIST, Etc) (per read)	$	[****]
Radiology de-identification fee (per scan)	$	[****]
Translations Fee (average per translation)	$	[****]

6.              The Company’s payment shall not exceed the total amount of [****] for this study and none of the line item amounts defined below shall be exceeded. All charges shall be based on expenses incurred during the quarter:

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Do Not Exceed Amount*:

Description	Total Cost
Management of [****] patients thus far treated in 2017 as of 8/15/17	[****]
[****] Imaging Scans for pts treated in 2017 as of 8/15/17	[****]
Isotope/Radiolabeling (per infusion) for [****] pts treated in 2017 as of 8/15/17	[****]
De-Identified Scans as of 8/15/17	[****]
[****]
Management of [****] additional patients	[****]
[****] Imaging Scans/anesthesia (per infusion)	[****]
Isotope/Radiolabeling (per infusion)	[****]
Administrative Fees	[****]
Total	[****]

* Does not include de-identification fees, radiology reads, and auditing fees, which will be invoiced at the unit cost specified.

7.              The parties agree that upon the later of (i) the approval by [****] (“Protocol 101”) or (ii) the execution of a clinical trial agreement governing the conduct of Protocol 101, MSK shall not enroll more than an additional [****] subjects on this Study without the prior approval of Company, which shall not be unreasonably withheld.

C.                                    Agreement

1.              The Parties are party to an investigator-initiated master clinical trial agreement (“Master Agreement”), and this Study Addendum is incorporated by reference into such Master Agreement, which shall fully govern the performance of this Study Addendum and the Protocol as set forth herein.

2.              The Parties agree that, in accordance Section 2 of the Master Agreement, Company shall become the holder of the IND for Study Drug Product as used under this Study Addendum for this Protocol, and accordingly shall be come the sponsor of the Study, Accordingly, for the purposes of this Study, Section 2 of the Master Agreement shall be deleted in its entirety, and replaced with the following:

“Compliance with Protocol/Law. MSK and Investigator-Sponsor will conduct the Study in accordance with (a) the Protocol; (b) this Agreement and its applicable Study Addendum; (c) all applicable provisions of any and all federal, state and local laws, rules, regulations, orders and guidances relevant to the conduct of the Study including, (i) the United States Federal Food, Drug, and Cosmetic Act, as amended, and the applicable regulations promulgated under it from

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

time to time, the Public Health Service Act, the Anti-Kickback Statute set forth at 42 U.S.C. §1320a-7b(b), United States Code of Federal Regulations and comparable state laws and regulations; (ii) the United States Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and comparable state laws and regulations to the extent applicable; and (iii) publications of the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use as adopted by the United States Food and Drug Administration (“FDA”), including current Good Clinical Practice guidelines. Company shall be the regulatory sponsor of the Study and represents that all responsibilities of a regulatory sponsor (including postings on clinicaltrials.gov) have been and will continue to be fulfilled. Company has obtained and will maintain all other required authorizations for the Study, as required by law. MSK shall maintain Study approval by its IRB (as defined in Section 5 below) and proper oversight by all other applicable entities (e.g., ethics committees). The parties agree that Company shall have the right during the term of the applicable Study Addendum to become the holder of the investigational new drug application (“IND”) held by MSK for a Study Drug Product under such Study Addendum. The foregoing shall not apply to the extent Company breaches any - license agreement concerning the Study Drug Product, in place-between Company and MSK. In the event such breach takes place during or after the transfer of an IND from MSK to Company, Company agrees that it will engage in good faith discussions with MSK to determine the final disposition of the applicable IND, which disposition may include reverting the IND holder status back to MSK.”

Notwithstanding the foregoing, the term “Sponsor-Investigator” shall continue to be defined as MSK’s employee specified in the applicable Study Addendum whom acts as MSK’s principal investigator for the Study.

3.              Section 4.2 of the Master Agreement shall be deleted in its entirety, and replaced with the following:

“Communications with Regulatory Agencies. MSK will, to the extent permitted by law and MSK policy, and after review by MSK’s legal counsel (a) notify Company of any communications from or to any regulatory authority having an impact on the Study; (b) include Company in any discussions or meetings with the FDA regarding the Study; (c) allow Company a reasonable opportunity to comment on any correspondence being sent to the FDA by MSK or Investigator-Sponsor regarding the Study; and (d) allow Company a reasonable opportunity to review copies of the “Safe to Proceed” letter from the FDA.”

4.              Section 7 of the Master Agreement shall be deleted in its entirety.

5.              Setion 11.4 of the Master Agreement shall be deleted in its entirety, and replaced with the following:

“11.4         Publication. The Company, MSK and/or Investigator-Sponsor shall exercise reasonable efforts to publish the results of the Study in a timely manner provided such publication is consistent with the terms set forth in this Agreement. Any publication or presentation permitted under this Section 11.4 must be prepared in collaboration with Company and (i) be made in a recognized medical or scientific journal or at a recognized scientific conference; (ii) make use of all Study data and not subsets of Study data; and (iii) be made in accordance with the provisions of subsections (1) and (2) below.”

6.              Section 16.2 of the Master Agreement shall be deleted in its entirety, and replaced with the following:

“MSK shall be responsible for its own acts in the performance of the Study to the extent such acts are the result of MSK’s negligence, recklessness, or willful misconduct.”

7.              Section 16.3 of the Master Agreement shall be deleted in its entirely, and replaced with the following:

“Indemnification Procedure. MSK shall be referred to hereinafter as “Indemnitee.” The Indemnitee will promptly give notice to Company of any claims for which it seeks indemnification hereunder, and Company will have the right to defend the same, including selection of counsel reasonably acceptable to Indemnitee, and to control of all the proceedings; provided that Company will not, without the written consent of the Indemnitee, settle such claim or consent to the entry of any judgment to the extent that such settlement or judgment: (a) does not release the Indemnitee from all liability with respect to such claim, or (b) likely will materially adversely affect the Indemnitee or impose a material obligation or liability on Indemnitee. Indemnitee agree to cooperate and provide all reasonable assistance to the defense of any such claim, at Comapny’s expense. Indemnitee at all times reserves the right to select and retain counsel of its own at its own expense to defend Indemnitee’s interests, provided that Indemnitee shall be responsible for any costs incurred or resulting from any actions of such counsel that are contrary to Company’s control or conduct of the defense.”

8.              Section 16.4 of the Master Agreement shall be deleted in its entirety, and replaced with the following:

“Study-Related Injury. Company will pay for all costs any expenses related to any injuries or illnesses to a Study subject that result from the performance of the Study or the provision of the Study Drug Product in accordance with the Protocol.”

Company represents and warrants that, as the regulatory Sponsor of the Study, Company shall ensure that: (a) it has obtained all necessary governmental and regulatory approvals to perform its obligations under the Agreement and provide the Study Drug Product; (b) such approvals will be in full force and effect during the Study; (c) Study Drug Product has been manufactured, formulated and passed quality control tests in accordance with applicable laws and regulations; (d) it has disclosed to MSK and applicable government authorities all relevant, material information concerning the safety, use, efficacy and Study Drug Product experience; (e) use of the Study Drug Product for Study purposes will not infringe the rights, patent or otherwise, of any third party; (f) any hazardous material packaging provided by Company meets regulatory requirements for MSK’s use according to the Protocol; (g) it will register the Study and maintain Study results on a public clinical trials registry, and any other information registered about the Study, when and to the extent required by applicable laws and regulations; and (h) it has sufficient funds to provide compensation and Study Drug Product for the entirety of this Study, as provided in this Agreement.

9.              Any capitalized terms set forth herein but not defined shall have the meaning as set forth in the Master Agreement.

10.       This Study Addendum shall be effective on the Addendum Effective Date.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date by Investigator-Sponsor and by a duly authorized representative of each of Company and MSK.

Y-mAbs Therapeutics Iuc.		Memorial Sloan Kettering Cancer Center

By:	/s/ Thomas Gad	By:	/s/ Eric M. Cottington

Print Name:	Thomas Gad	Print Name:	Eric M. Cottington, Ph.D.

Title:	President	Title:	Senior Vice President Research & Technology
Management
Date:	03/10/2017	Date:	10-18-17

READ and ACKNOWLEDGED

Read and Acknowledged

INVESTIGATOR-SPONSOR
[****]

Print Name:	[****]

Date:	10/16/17

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.